Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended annual report of Data Call Technologies, Inc. (the “Company”) on Form 10-KSB for the year ended December 31, 2007 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Timothy E. Vance, CEO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Timothy E. Vance

Timothy E. Vance
CEO
Dated: August 28, 2008

A signed original of this written statement required by Section 906 has been provided to Data Call Technologies, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.